SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 18, 2008
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

     On November 21, 2008, Superior Well Services, Inc. filed a Form 8-K dated November 18, 2008 (the “Original Form 8-K”). This Form 8-K/A – Amendment No. 1 amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the information required by Item 9.01 within the time period specified in the Original Form 8-K.
Item 9.01. Financial Statements and Other Exhibits
(a) Financial statements of businesses acquired.
     The audited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of December 31, 2007 and 2006 and for the years ended December 31, 2007 and 2006 and the period from September 29, 2005 (inception) through December 31, 2005 are included as Exhibit 99.1 and are incorporated herein by reference. The unaudited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007 are included as Exhibit 99.2 and are incorporated herein by reference. The audited combined financial statements of Sooner Trucking & Oilfield Services, Inc. and its affiliates as of and for the year ended December 31, 2005 are included as Exhibit 99.3 and are incorporated herein by reference.
(b) Pro forma financial information.
     The unaudited pro forma condensed consolidated statements of operations of Superior Wells Services, Inc. and Subsidiaries for the year ended December 31, 2007 and the nine-month period ended September 30, 2008 and the unaudited pro forma condensed consolidated balance sheet of Superior Well Services, Inc. and Subsidiaries as of September 30, 2008 are included as Exhibit 99.4 and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

99.1	The audited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of December 31, 2007 and 2006 and for the years ended December 31, 2007 and 2006 and the period from September 29, 2005 (inception) through December 31, 2005

99.2	The unaudited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.3	The audited combined financial statements of Sooner Trucking & Oilfield Services, Inc. and its affiliates as of and for the year ended December 31, 2005

99.4	The unaudited pro forma condensed consolidated statements of operations of Superior Wells Services, Inc. and Subsidiaries for the year ended December 31, 2007 and the nine-month period ended September 30, 2008 and the unaudited pro forma condensed consolidated balance sheet of Superior Well Services, Inc. and Subsidiaries as of September 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC.
(Registrant)

/s/ Thomas W. Stoelk
Thomas W. Stoelk
Vice President & Chief Financial Officer
Dated: December 24, 2008

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

99.1	The audited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of December 31, 2007 and 2006 and for the years ended December 31, 2007 and 2006 and the period from September 29, 2005 (inception) through December 31, 2005

99.2	The unaudited consolidated financial statements of Diamondback Energy Services and Subsidiaries as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.3	The audited combined financial statements of Sooner Trucking & Oilfield Services, Inc. and its affiliates as of and for the year ended December 31, 2005

99.4	The unaudited pro forma condensed consolidated statements of operations of Superior Wells Services, Inc. and Subsidiaries for the year ended December 31, 2007 and the nine-month period ended September 30, 2008 and the unaudited pro forma condensed consolidated balance sheet of Superior Well Services, Inc. and Subsidiaries as of September 30, 2008